EXHIBIT 31.1

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Scott Sitter, certify that:

1.

I have reviewed this quarterly report on Form 10-Q/A of Choice Bancorp, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

CHOICE BANCORP, INC.

Date:	July 6, 2011	/s/ J. Scott Sitter
J. Scott Sitter
President and Chief Executive Officer